SUB-ITEM 77Q1(a)

                                 AMENDMENT NO. 2
                                     TO THE
                         AMENDED AND RESTATED AGREEMENT
                            AND DECLARATION OF TRUST
                                       OF
                          AIM VARIABLE INSURANCE FUNDS

     This Amendment No. 2 ("Amendment") to the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds amends, effective as of January 9, 2006, the Amended and Restated Agreement and Declaration of Trust of AIM Variable Insurance Funds (the "Trust") dated as of September 14, 2005, as amended (the "Agreement").

     Under Section 9.7 of the Agreement, a duly authorized officer of the Trust may execute this Amendment.

     WHEREAS, the Trust desires to amend the Agreement to add three new portfolios - AIM V.I. Diversified Dividend Fund, AIM V.I. Global Equity Fund and AIM V.I. International Core Equity Fund;

     NOW, THEREFORE, the Agreement is hereby amended as follows:

     1. Schedule A of the Agreement is amended and restated to read in its entirety as set forth on Exhibit 1 to the Amendment.

     2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

     3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

     IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of January 9, 2006.


                                        By: /s/ Robert H. Graham
                                            ------------------------------------
                                        Name: Robert H. Graham
                                        Title: President

                          EXHIBIT 1 TO AMENDMENT NO. 2
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                         OF AIM VARIABLE INSURANCE FUNDS

                                   "SCHEDULE A

                          AIM VARIABLE INSURANCE FUNDS
                         PORTFOLIOS AND CLASSES THEREOF

PORTFOLIO                                  CLASSES OF EACH PORTFOLIO
---------                                  -------------------------
AIM V.I. Aggressive Growth Fund            Series I shares
                                           Series II shares

AIM V.I. Basic Balanced Fund               Series I shares
                                           Series II shares

AIM V.I. Basic Value Fund                  Series I shares
                                           Series II shares

AIM V.I. Blue Chip Fund                    Series I shares
                                           Series II shares

AIM V.I. Capital Appreciation Fund         Series I shares
                                           Series II shares

AIM V.I. Capital Development Fund          Series I shares
                                           Series II shares

AIM V.I. Core Equity Fund                  Series I shares
                                           Series II shares

AIM V.I. Core Stock Fund                   Series I shares
                                           Series II shares

AIM V.I. Demographic Trends Fund           Series I shares
                                           Series II shares

AIM V.I. Diversified Dividend Fund         Series I shares
                                           Series II shares

AIM V.I. Diversified Income Fund           Series I shares
                                           Series II shares

AIM V.I. Dynamics Fund                     Series I shares
                                           Series II shares

AIM V.I Financial Services Fund            Series I shares
                                           Series II shares

AIM V.I. Global Equity Fund                Series I shares
                                           Series II shares

AIM V.I Global Health Care Fund            Series I shares
                                           Series II shares

AIM V.I. Government Securities Fund        Series I shares
                                           Series II shares

AIM V.I. Growth Fund                       Series I shares
                                           Series II shares

AIM V.I. High Yield Fund                   Series I shares
                                           Series II shares

AIM V.I. International Core Equity Fund    Series I shares
                                           Series II shares

AIM V.I. International Growth Fund         Series I shares
                                           Series II shares

AIM V.I. Large Cap Growth Fund             Series I shares
                                           Series II shares

AIM V.I. Leisure Fund                      Series I shares
                                           Series II shares

AIM V.I. Mid Cap Core Equity Fund          Series I shares
                                           Series II shares

AIM V.I. Money Market Fund                 Series I shares
                                           Series II shares

AIM V.I. Premier Equity Fund               Series I shares
                                           Series II shares

AIM V.I. Real Estate Fund                  Series I shares
                                           Series II shares

AIM V.I. Small Cap Equity Fund             Series I shares
                                           Series II shares

AIM V.I. Small Company Growth Fund         Series I shares
                                           Series II shares

AIM V.I. Technology Fund                   Series I shares
                                           Series II shares

AIM V.I. Utilities Fund                    Series I shares
                                           Series II shares"